Exhibit 10.1

AMENDMENT OF VENTURE LOAN AND SECURITY AGREEMENT

This AMENDMENT OF VENTURE LOAN AND SECURITY AGREEMENT (this “Agreement”), dated as of February 2, 2018, is entered into by and among TITAN PHARMACEUTICALS, INC. (“Borrower”), HORIZON CREDIT II LLC (“Lender”), as assignee of HORIZON TECHNOLOGY FINANCE CORPORATION (“Horizon”), and Horizon as Collateral Agent.

RECITALS

A.                  Borrower and Lender are parties to a certain Venture Loan and Security Agreement dated as of July 27, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which, among other things, Horizon (i) provided a loan to Borrower as evidenced by a certain Secured Promissory Note (Loan A) executed by Borrower in favor of Horizon, dated July 27, 2017, in the original principal amount of Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00) (“Loan A Note”), (ii) provided a loan to Borrower as evidenced by a certain Secured Promissory Note (Loan B) executed by Borrower in favor of Horizon, dated July 27, 2017, in the original principal amount of Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00) (“Loan B Note” and collectively with the Loan A Note, the “Notes”) and (v) has been granted a security interest in all assets of Borrower, except, prior to the date hereof, with respect to Borrower’s Intellectual Property (as defined in the Loan Agreement).

B.                  Horizon has assigned all of its right, title and interest in and to the Notes to Lender pursuant to that certain Assignment of Notes Receivable dated as of July 27, 2017.

C.                  Borrower and Lender desire to amend the Loan Agreement to, among other things, grant Lender a security interest in Borrower’s Intellectual Property, and provide for the prepayment of a portion of the Notes, but only to the extent, and in accordance with the terms, and subject to the conditions, set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lender and Collateral Agent hereby agree as follows:

1.                  Definitions; Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement. Other rules of construction set forth in the Loan Agreement, to the extent not inconsistent with this Agreement, apply to this Agreement and are hereby incorporated by reference.

2.                  Confirmation. Borrower hereby acknowledges and agrees that: (i) the Loan Agreement sets forth the legal, valid, binding and continuing obligations of Borrower to Lender, (ii) the Obligations to Lender under the Loan Agreement are secured by validly perfected security interests in all assets of Borrower (except, prior to the date of this Agreement, with respect to Borrower’s Intellectual Property), the effectiveness and validity of which are hereby confirmed and (iii) Borrower has no cause of action, claim, defense or set-off against Lender or any of its affiliates and subsidiaries, officers, directors, employees, shareholders, agents and representatives (“Related Parties”), arising on or prior to the date of this Agreement, in any way regarding or relating to the Loan Agreement or Lender’s or its Related Parties’ actions thereunder and to the extent any such cause of action, claim, defense or set-off ever existed, whether foreseen or unforeseen, it is waived and Lender and its Related Parties are released from any such causes of action, claims, defenses or rights of set-off of Borrower.

3.	Prepayment.

(a)	Borrower and Lender hereby agree that in consideration of Lender’s and Borrower’s agreements contained herein, Borrower shall, no later than two (2) Business Days following the execution of this Agreement, prepay a portion of the outstanding principal amount of (i) Loan A in an amount equal to One Million Five Hundred Thousand Dollars ($1,500,000) and (ii) Loan B in an amount equal to One Million Five Hundred Thousand Dollars ($1,500,000) (collectively, the “First Prepayment”). Lender and Borrower acknowledge that after giving effect to the First Prepayment, the outstanding principal balance of (i) Loan A shall be Two Million Dollars ($2,000,000) and (ii) Loan B shall be Two Million Dollars ($2,000,000).

(b)	Borrower and Lender hereby agree that in consideration of Lender’s and Borrower’s agreements contained herein, Borrower shall, no later than two (2) Business Days following the occurrence of a Specified Event (as hereafter defined), prepay a portion of the outstanding principal amount of (i) Loan A in an amount equal to Five Hundred Thousand Dollars ($500,000) and (ii) Loan B in an amount equal to Five Hundred Thousand Dollars ($500,000) (collectively, the “Second Prepayment”). Lender and Borrower acknowledge that, assuming no additional prepayments have theretofore been made since the date of the First Prepayment, after giving effect to the Second Prepayment, the outstanding principal balance of (i) Loan A shall be One Million Five Hundred Thousand Dollars ($1,500,000) and (ii) Loan B shall be One Million Five Hundred Thousand Dollars ($1,500,000). For purposes hereof, the term “Specified Event” means the earlier to occur of (a) the receipt by Borrower of cash proceeds in an amount not less than Five Million Dollars ($5,000,000) as a result of the sale (or series of related sales) by Borrower of its Equity Securities on or after the date of this Agreement and (b) May 14, 2018.

(c)	Borrower and Lender hereby agree that notwithstanding anything contained in Section 2.3(b) of the Loan Agreement to the contrary, each of the First Prepayment and Second Prepayment shall be made without premium or penalty.

4.	Amendments to Loan Agreement.

(a)	Borrower and Lender hereby agree that Section 4.1 of the Loan Agreement shall be deleted in its entirety and replaced with the following:

“4.1 Grant of Security Interests. Borrower grants to Collateral Agent and Lender a valid, continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt, full and complete payment of any and all Obligations and in order to secure prompt, full and complete performance by Borrower of each of its covenants and duties under each of the Loan Documents (other than the Warrants). The “Collateral” shall mean and include all right, title, interest, claims and demands of Borrower in the following:

(a)   All goods (and embedded computer programs and supporting information included within the definition of “goods” under the Code) and equipment now owned or hereafter acquired, including all laboratory equipment, computer equipment, office equipment, machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

(b)   All inventory now owned or hereafter acquired, including all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower’s books relating to any of the foregoing;

(c)   All contract rights and general intangibles (including Intellectual Property), now owned or hereafter acquired, including goodwill, license agreements (subject to the terms thereof), franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, software, computer programs, computer disks, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payment intangibles, commercial tort claims, payments of insurance and rights to payment of any kind;

(d)   All now existing and hereafter arising accounts, contract rights, royalties, license rights, license fees and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower (subject, in each case, to the contractual rights of third parties to require funds received by Borrower to be expended in a particular manner), whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower’s books relating to any of the foregoing;

(e)   All documents, cash, deposit accounts, letters of credit and letters of credit rights (whether or not the letter of credit is evidenced by a writing) and other supporting obligations, certificates of deposit, instruments, promissory notes, chattel paper (whether tangible or electronic) and investment property, including all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, now owned or hereafter acquired and Borrower’s books relating to the foregoing; and

(f)    To the extent not covered by clauses (a) through (e), all other personal property of the Borrower, whether tangible or intangible, and any and all rights and interests in any of the above and the foregoing and, any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof, including insurance, condemnation, requisition or similar payments and proceeds of the sale or licensing of Intellectual Property.”

(b)	Borrower and Lender hereby agree that Section 4.3 of the Loan Agreement shall be deleted in its entirety and replaced with the following:

“4.3 Duration of Security Interest. Collateral Agent’s and Lender’s security interest in the Collateral shall continue until the indefeasible payment in full and the satisfaction of all Obligations, and termination of Lender’s commitment to fund the Loans, whereupon such security interest shall terminate. Collateral Agent and Lender shall, at Borrower’s sole cost and expense, execute such further documents and take such further actions as may be reasonably necessary to make effective the releases contemplated by this Section 4.3 (including with respect to Collateral Agent’s and Lender’s security interest in Borrower’s Intellectual Property as contemplated by the immediately succeeding sentence), including duly authorizing and delivering termination statements for filing in all relevant jurisdictions under the Code and Intellectual Property security interest releases for filing with the United States Patent and Trademark Office. Notwithstanding the foregoing, Collateral Agent’s and Lender’s security interest in Borrower’s Intellectual Property shall automatically terminate if Borrower provides Lender with evidence reasonably satisfactory to Lender that Borrower has, during any twelve (12) consecutive month period commencing on January 1, 2018 and continuing through December 31, 2019, received cash royalties and/or sales milestone payments in an aggregate amount of not less than Five Hundred Thousand Dollars ($500,000) as the result of sales of Probuphine in the United States and Canada pursuant to a license agreement with a third party.”

(c)	Borrower and Lender hereby agree that the following shall be added to the Loan Agreement as new Section 4.9:

“4.9 Intellectual Property. Borrower shall promptly notify Lender within five (5) Business Days after the federal registration or filing by Borrower of any patent or patent application, or trademark or trademark application, or copyright or copyright application and shall promptly execute and deliver to Lender any grants of security interests in same, in form reasonably acceptable to Lender, to file with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.”

(d)	Borrower and Lender hereby agree that the following shall be added to the Loan Agreement as new Section 6.12:

“6.12 Equity Financing.

(a)	Borrower shall provide Lender, on or after February 1, 2018, but on or prior to February 28, 2018, a written summary of the terms and conditions of a transaction pursuant to which Borrower shall, if such transaction is consummated, receive, on or after February 1, 2018, cash proceeds of not less than Ten Million Dollars ($10,000,000) as a result of the sale of Borrower’s Equity Securities (the “2018 Equity Financing”), which summary shall be reasonably acceptable to Lender and shall set forth, in reasonable detail, the terms of such 2018 Equity Financing and, to the extent known at the time such summary is delivered to Lender, the identity of the individuals or entities purchasing not less than seventy-five percent (75%) of the Equity Securities being sold in such transaction in the aggregate (the “Designated Equity Investors”). In the event all Designated Equity Investors are not known to Borrower at the time Borrower delivers the 2018 Equity Financing summary to Lender, Borrower shall, within two (2) Business Days of obtaining such information, provide Lender in writing the names and identities of each Designated Equity Investor.”

(b)	If stockholder approval of the 2018 Equity Financing is required by Borrower’s charter or any applicable law, Borrower shall provide Lender, on or prior to March 15, 2018, with evidence reasonably satisfactory to Lender, that Borrower has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission.”

(e)	Borrower and Lender hereby agree that Section 8.2 of the Loan Agreement shall be deleted in its entirety and replaced with the following:

“8.2 Certain Covenant Defaults. If Borrower fails to perform any obligation arising under Sections 6.5, 6.8 or 6.12, or violates any of the covenants contained in Section 7 of this Agreement.”

5.	Amendments to Notes.

(a)	Borrower and Lender agree that the fifth (5th) sentence of the second paragraph of the Secured Promissory Note (Loan A) dated July 27, 2017 in the original principal amount of $3,500,000 made by Borrower in favor of Lender is hereby amended and restated in its entirety to provide as follows:

“Commencing on January 1, 2019, and continuing on the first day of each month thereafter (each, a “Principal and Interest Payment Date” and, collectively with each Interest Payment Date, each, a Payment Date”), Borrower shall make to Lender thirty (30) equal payments of principal in the amount of Sixty-Six Thousand Six Hundred Sixty-Six Dollars and Sixty-Six Cents ($66,666.66) (each, a “Principal Amortization Amount”) plus accrued interest on the then outstanding principal amount due hereunder. On the first day of the first month following Lender’s receipt of the Second Prepayment (as defined in the Amendment of Venture Loan and Security Agreement dated as of January , 2018 by and among Borrower, Lender and Collateral Agent), each Principal Amortization Amount shall be decreased to Fifty Thousand Dollars ($50,000.00).”

(b)	Borrower and Lender agree that the fifth (5th) sentence of the second paragraph of the Secured Promissory Note (Loan B) dated July 27, 2017 in the original principal amount of $3,500,000 made by Borrower in favor of Lender is hereby amended and restated in its entirety to provide as follows:

“Commencing on January 1, 2019, and continuing on the first day of each month thereafter (each, a “Principal and Interest Payment Date” and, collectively with each Interest Payment Date, each, a Payment Date”), Borrower shall make to Lender thirty (30) equal payments of principal in the amount of Sixty-Six Thousand Six Hundred Sixty-Six Dollars and Sixty-Six Cents ($66,666.66) (each, a “Principal Amortization Amount”) plus accrued interest on the then outstanding principal amount due hereunder. On the first day of the first month following Lender’s receipt of the Second Prepayment (as defined in the Amendment of Venture Loan and Security Agreement dated as of January , 2018 by and among Borrower, Lender and Collateral Agent), each Principal Amortization Amount shall be decreased to Fifty Thousand Dollars ($50,000.00).”

6.              Lend er’s and Collateral Agent’s Acknowledgments . Lender and Collateral Agent hereby acknowledge that (a) Borrower’s grant to Collateral Agent and Lender of a security interest in Borrower’s Intellectual Property shall not constitute a breach of Section 7.14 of the Loan Agreement and (b) during the Specified Period (as hereafter defined), none of the following shall constitute or form the basis upon which Lender may at any time declare a Default or an Event of Default under the Loan Agreement (including, without limitation, under Section 8.4 thereof) or under any other Loan Document: (i) the level of Probuphine sales or royalties related thereto, (ii) the valuation of Probuphine, or (iii) the termination or amendment of the existing Probuphine license agreement. For purposes hereof, the term “Specified Period” means the period commencing as of the date of the Loan Agreement and ending on the date that is twelve (12) months after the date of this Agreement.

7.	Representations and Warranties.

(a)	At and as of the date of this Agreement and both prior to and after giving effect to this Agreement, each of the representations and warranties contained in the Loan Agreement is true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b)	Borrower has all necessary power and authority to execute, deliver, and perform in accordance with the terms thereof, this Agreement. Borrower has all requisite power and authority to own and operate its Property and to carry on its business as now conducted.

(c)	No Default or Event of Default has occurred under the Loan Agreement or the other Loan Documents and is continuing or will exist immediately after giving effect to this Agreement.

8.             Covenants of Borrower. Borrower agrees that, in connection with its execution and delivery of this Agreement, Borrower shall deliver to Lender each of the following items, and the failure by Borrower to deliver any of these items shall be a Default under the Loan Agreement:

(a)	Grants of security interest in Borrower’s Intellectual Property, in the form attached hereto as Exhibit A, each duly executed by Borrower;

(b)	Within five (5) Business Days following Borrower’s receipt thereof from Lender, such other documents, instruments and agreements, including UCC financing statement amendments and evidence of filings with the United States Patent and Trademark Office and the United States Copyright Office, in each case in form and substance reasonably acceptable to Borrower, as Lender shall reasonably request to evidence the perfection and priority of the security interests granted to Collateral Agent and Lender in Borrower’s Intellectual Property; and

(c)	Borrower’s payment of Lender’s legal expenses in the amount of Five Thousand and 00/100 Dollars ($5,000) incurred in connection with the drafting, negotiation and execution of this Agreement and the documents, instruments, agreements and financing statements referred to in Sections 6(a) and (b) of this Agreement.

9.             Effect of Agreement. On and after the date hereof, each reference to the Loan Agreement in the Loan Agreement or in any other document shall mean the Loan Agreement as amended by this Agreement. Except as expressly provided hereunder, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement. Except to the limited extent expressly provided herein, nothing contained herein shall, or shall be construed to (nor shall the Borrower ever argue to the contrary) (i) modify the Loan Agreement, any Note or any other Loan Document (ii) modify, waive, impair, or affect any of the covenants, agreements, terms, and conditions thereof, or (iii) waive the due keeping, observance and/or performance thereof, each of which is hereby ratified and confirmed by the Borrower. Except as amended above, the Loan Agreement remains in full force and effect. Borrower acknowledges and agrees that the failure to make any payment required under this Agreement shall constitute an Event of Default under the Loan Agreement.

10.             Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof.

11.             Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without reference to conflicts of law rules.

12.             Counterparts. This Agreement may be executed in any number of counterparts, including by electronic or facsimile transmission, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

13.             Integration. This Agreement and the Loan Documents constitute and contain the entire agreement of Borrower, Collateral Agent and Lender with respect to their respective subject matters, and supersede any and all prior agreements, correspondence and communications.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Borrower, Lender and Collateral Agent have caused this AMENDMENT OF VENTURE LOAN AND SECURITY AGREEMENT to be executed as of the day and year first above written.

BORROWER:

TITAN PHARMACEUTICALS, INC.

By:	/s/ Sunil Bhonsle
Name:	Sunil Bhonsle
Title:	President & CEO

LENDER:		COLLATERAL AGENT:
HORIZON CREDIT II LLC		HORIZON TECHNOLOGY FINANCE CORPORATION

By:	/s/ Robert D. Pomeroy, Jr.	By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.		Robert D. Pomeroy, Jr.
Chief Executive Officer		Chief Executive Officer

(Signature page to Amendment to Venture Loan and Security Agreement)

GRANT OF SECURITY INTEREST PATENTS

THIS GRANT OF SECURITY INTEREST, dated as of February 2, 2018, is executed by TITAN PHARMACEUTICALS, INC., a Delaware corporation with an address of 400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080 (“Debtor”), in favor of HORIZON CREDIT II LLC, as assignee of HORIZON TECHNOLOGY FINANCE CORPORATION, a Delaware corporation with an address of 312 Farmington Avenue, Farmington, Connecticut 06032 (“Secured Party”).

A.                 Pursuant to a certain Venture Loan and Security Agreement, dated as of July 27, 2017 (as amended, restated, supplemented or otherwise modified from time to time, (the “Agreement”) by and between Debtor and the Secured Party, the Secured Party has agreed to extend credit to Debtor upon the terms and subject to the conditions set forth therein;

B.                 Debtor owns the patents and/or applications for patents, more particularly described on Schedules 1-A and 1-B annexed hereto as part hereof (collectively, the “Patents”);

C.                 Pursuant to the Agreement, Debtor has granted to Secured Party a security interest in all right, title and interest of Debtor in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents (the “Collateral”), to secure the prompt payment, performance and observance of the Obligations (as defined in the Agreement);

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Debtor does hereby further grant to Secured Party a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

Debtor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Collateral granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

IN WITNESS WHEREOF, Debtor has caused this instrument to be executed as of the day and year first written above.

TITAN PHARMACEUTICALS, INC.

By:	/s/ Sunil Bhonsle
Name: Sunil Bhonsle
Title: President & CEO

SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

PATENTS

Patent	Title	Docket No.	Owner	Patent Number	Grant Date
US United States	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF BUPRENORPHINE	30414- 20008.00	Titan Pharmaceuticals, Inc.	7736665	06-15-2010
AU Australian	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF BUPRENORPHINE	30414- 20008.41	Titan Pharmaceuticals, Inc.	2003240493	09-25-2008
CA Canadian	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF BUPRENORPHINE	30414- 20008.42	Titan Pharmaceuticals, Inc.	2487577	11-18-2014
IN Indian	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF BUPRENORPHINE	30414- 20008.43	Titan Pharmaceuticals, Inc.	214622	02-13-2008
JP Japanese	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF BUPRENORPHINE	30414- 20008.44	Titan Pharmaceuticals, Inc.	4668611	01-21-2011
MX Mexican	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF BUPRENORPHINE	30414- 20008.45	Titan Pharmaceuticals, Inc.	266637	05-11-2009
NZ New Zealand	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF BUPRENORPHINE	30414- 20008.46	Titan Pharmaceuticals, Inc.	536965	06-07-2007
AU Australian	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF BUPRENORPHINE	30414- 20008.50	Titan Pharmaceuticals, Inc.	2008212011	09-09-2010

US United States	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.02	Titan Pharmaceuticals, Inc.	8,852,623	10-07-2014
US United States	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.03	Titan Pharmaceuticals, Inc.	9,278,163	03-08-2016
AU Australian	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.41	Titan Pharmaceuticals, Inc.	2004228017	05-27-2010
CA Canadian	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.42	Titan Pharmaceuticals, Inc.	2520613	12-04-2012
IL Israeli	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.45	Titan Pharmaceuticals, Inc.	171115	01-30-2016
JP Japanese	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.46	Titan Pharmaceuticals, Inc.	5064794	08-17-2012
KR South Korean	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.47	Titan Pharmaceuticals, Inc.	101152183	05-25-2012
MX Mexican	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.48	Titan Pharmaceuticals, Inc.	284457	03-08-2011

NZ New Zealand	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.49	Titan Pharmaceuticals, Inc.	542548	08-13-2009
ZA South African	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.50	Titan Pharmaceuticals, Inc.	200507877	10-31-2007
EP European	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.51	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
HK Hong Kong	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.52	Titan Pharmaceuticals, Inc.	1083682	08-26-2011
MX Mexican	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.54	Titan Pharmaceuticals, Inc.	294075	01-03-2012
AT Austrian	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.55	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
BE Belgian	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.56	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
BG Bulgarian	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.57	Titan Pharmaceuticals, Inc.	1610791	02-23-2011

CH Swiss	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.58	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
CY Cyprian	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.59	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
CZ Czech Republic	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.60	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
DE German	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.61	Titan Pharmaceuticals, Inc.	6020040315125	02-23-2011
DK Danish	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.62	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
EE Estonian	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.63	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
ES Spanish	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.64	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
FI Finnish	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.65	Titan Pharmaceuticals, Inc.	1610791	02-23-2011

FR French	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.66	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
GB British	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.67	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
GR Greek	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.68	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
HU Hungarian	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.69	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
IE Irish	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.70	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
IT Italian	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.71	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
LU Luxembourg	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.72	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
MC Monaco	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.73	Titan Pharmaceuticals, Inc.	1610791	02-23-2011

NL Dutch	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.74	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
PL Polish	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.75	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
PT Portuguese	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.76	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
RO Romanian	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.77	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
SE Swedish	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.78	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
SI Slovenian	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.79	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
SK Slovak Republic	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.80	Titan Pharmaceuticals, Inc.	1610791	02-23-2011
TR Turkish	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.81	Titan Pharmaceuticals, Inc.	1610791	02-23-2011

JP Japanese	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.82	Titan Pharmaceuticals, Inc.	5608581	09-05-2014
CN Chinese	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.83	Titan Pharmaceuticals, Inc.	ZL2012101671235	12-31-2014
HK Hong Kong	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.84	Titan Pharmaceuticals, Inc.	HK1177895	10-23-2015
AU Australian	HETEROGENEOUS IMPLANTABLE DEVICES FOR DRUG DELIVERY	30414- 20045.41	Titan Pharmaceuticals, Inc.	2011227289	05-05-2016
JP Japanese	HETEROGENEOUS IMPLANTABLE DEVICES FOR DRUG DELIVERY	30414- 20045.46	Titan Pharmaceuticals, Inc.	5869551	01-15-2016
SG Singaporean	HETEROGENEOUS IMPLANTABLE DEVICES FOR DRUG DELIVERY	30414- 20045.49	Titan Pharmaceuticals, Inc.	184059	04-16-2015
JP Japanese	HETEROGENEOUS IMPLANTABLE DEVICES FOR DRUG DELIVERY	30414- 20045.52	Titan Pharmaceuticals, Inc.	6022649	10-14-2016

SCHEDULE 1-B TO GRANT OF SECURITY INTEREST

PATENT APPLICATIONS

Patent Application	Title	Docket No.	Owner	Application Number	Application Date
US United States	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF BUPRENORPHINE	[at Choate, Hall & Stewart; no MoFo docket no.]	Titan Pharmaceuticals, Inc.	15/667,770	08-03-2017
EP European	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF BUPRENORPHINE	30414- 20008.51	Titan Pharmaceuticals, Inc.	121934350	06-02-2003
HK Hong Kong	ADMINISTRATION OF BUPRENORPHINE IN A POLYMERIC MATRIX	30414- 20008.52	Titan Pharmaceuticals, Inc.	131089542	06-02-2003
IN Indian	IMPLANTABLE POLYMERIC DEVICE FOR SUSTAINED RELEASE OF DOPAMINE AGONIST	30414- 20009.53	Titan Pharmaceuticals, Inc.	1193KOLNP2008	03-24-2008

US United States	HETEROGENEOUS IMPLANTABLE DEVICES FOR DRUG DELIVERY	30414- 20045.00	Titan Pharmaceuticals, Inc.	13/634,535	03-16-2011
US United States	HETEROGENEOUS IMPLANTABLE DEVICES FOR DRUG DELIVERY	30414- 20045.01	Titan Pharmaceuticals, Inc.	13/802,504	03-16-2011
CA Canadian	HETEROGENEOUS IMPLANTABLE DEVICES FOR DRUG DELIVERY	30414- 20045.42	Titan Pharmaceuticals, Inc.	2792179	03-16-2011
EP European	HETEROGENEOUS IMPLANTABLE DEVICES FOR DRUG DELIVERY	30414- 20045.43	Titan Pharmaceuticals, Inc.	117569574	03-16-2011
HK Hong Kong	HETEROGENEOUS IMPLANTABLE DEVICES FOR DRUG DELIVERY	30414- 20045.44	Titan Pharmaceuticals, Inc.	131086402	03-16-2011
IN Indian	HETEROGENEOUS IMPLANTABLE DEVICES FOR DRUG DELIVERY	30414- 20045.45	Titan Pharmaceuticals, Inc.	8733/DELNP/2012	03-16-2011
KR South Korean	HETEROGENEOUS IMPLANTABLE DEVICES FOR DRUG DELIVERY	30414- 20045.47	Titan Pharmaceuticals, Inc.	1020127026810	03-16-2011
MX Mexican	HETEROGENEOUS IMPLANTABLE DEVICES FOR DRUG DELIVERY	30414- 20045.48	Titan Pharmaceuticals, Inc.	MX/a/2012/010611	03-16-2011
ZA South African	HETEROGENEOUS IMPLANTABLE DEVICES FOR DRUG DELIVERY	30414- 20045.50	Titan Pharmaceuticals, Inc.	201206563	03-16-2011
SG Singaporean	HETEROGENEOUS IMPLANTABLE DEVICES FOR DRUG DELIVERY	30414- 20045.51	Titan Pharmaceuticals, Inc.	10201501964Q	03-16-2011
PCT International (PCT)	IMPLANTABLE DEVICES FOR DRUG DELIVERY WITH REDUCED BURST RELEASE	30414- 20046.40	Titan Pharmaceuticals, Inc.	PCT/US2017/055432	10-05-2017
US United States	IMPLANTABLE DEVICES FOR DRUG DELIVERY WITH REDUCED BURST RELEASE	30414- 30046.00	Titan Pharmaceuticals, Inc.	62/404,643	10-05-2016

GRANT OF SECURITY INTEREST TRADEMARKS

THIS GRANT OF SECURITY INTEREST, dated as February 2, 2018, is executed by TITAN PHARMACEUTICALS, INC., a Delaware corporation with an address of 400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080 (“Debtor”), in favor of HORIZON CREDIT II LLC, as assignee of HORIZON TECHNOLOGY FINANCE CORPORATION, a Delaware corporation with an address of 312 Farmington Avenue, Farmington, Connecticut 06032 (“Secured Party”).

A.                 Pursuant to a certain Venture Loan and Security Agreement, dated as of July 27, 2017 (as amended, restated, supplemented or otherwise modified from time to time, (the “Agreement”) by and between Debtor and the Secured Party, the Secured Party has agreed to extend certain credit facilities to Debtor upon the terms and subject to the conditions set forth therein;

B.                 Debtor owns the registered trademarks, service marks (and applications and registrations therefor), of the United States, more particularly described on Schedules 1-A and 1-B annexed hereto as part hereof (collectively, the “Trademarks”);

C.                 Pursuant to the Agreement, Debtor has granted to Secured Party a security interest in all right, title and interest of Debtor in and to the Trademarks, together with associated goodwill, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Trademarks (the “Collateral”), to secure the prompt payment, performance and observance of the Obligations (as defined in the Agreement);

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Debtor does hereby further grant to Secured Party a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

Debtor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Collateral granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

IN WITNESS WHEREOF, Debtor has caused this instrument to be executed as of the day and year first written above.

TITAN PHARMACEUTICALS, INC.

By:	/s/ Sunil Bhonsle
Name: Sunil Bhonsle
Title: President & CEO

SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

TRADEMARKS

Trademark	Country	Owner	Registration Number	Registration Date
T & DESIGN	Japan	Titan Pharmaceuticals, Inc.	4656286	03/20/2003
PROBUPHINE.	United States of America	Titan Pharmaceuticals, Inc.	4,102,980	02/21/2012
PROBUPHINE	European Union	Titan Pharmaceuticals, Inc.	002707743	10/27/2003
PROBUPHINE	Japan	Titan Pharmaceuticals, Inc.	4707954	09/05/2003
PROBUPHINE	Switzerland	Titan Pharmaceuticals, Inc.	502931	05/17/2002
PROBUPHINE	European Union	Titan Pharmaceuticals, Inc.	010891646	10/11/2012
PROBUPHINE	Switzerland	Titan Pharmaceuticals, Inc.	631889	07/16/2012
PROBUPHINE	Australia	Titan Pharmaceuticals, Inc.	1545572	12/16/2013
PROBUPHINE	Mexico	Titan Pharmaceuticals, Inc.	1380691	07/03/2013

TITAN PHARMACEUTICALS	Japan	Titan Pharmaceuticals, Inc.	2002045667	01/10/2003
PRONEURA	Japan	Titan Pharmaceuticals, Inc.	4821226	11/26/2004
PRONEURA	Switzerland	Titan Pharmaceuticals, Inc.	524391	08/17/2004
PRONEURA	European Union	Titan Pharmaceuticals, Inc.	004940359	02/13/2007
T LOGO PLUS INNOVATIONS IN MEDICINE	Switzerland	Titan Pharmaceuticals, Inc.	532111	02/25/2005
T LOGO PLUS INNOVATIONS IN MEDICINE	Japan	Titan Pharmaceuticals, Inc.	4933523	03/03/2006
T LOGO PLUS INNOVATIONS IN MEDICINE	European Union	Titan Pharmaceuticals, Inc.	004591483	08/22/2006
BUPLANT	Madrid Protocol	Titan Pharmaceuticals, Inc.	IR1320700	08/26/2016

BUPLANT	Australia	Titan Pharmaceuticals, Inc.	IR1320700	08/26/2016
BUPLANT	European Union	Titan Pharmaceuticals, Inc.	IR1320700	08/26/2016
BUPLANT	Mexico	Titan Pharmaceuticals, Inc.	IR1320700	08/26/2016
BUPLANT	Switzerland	Titan Pharmaceuticals, Inc.	IR1320700	08/26/2016
T & DESIGN	Madrid Protocol	Titan Pharmaceuticals, Inc.	IR1370158	06/16/2017
TITAN PHARMACEUTICALS & DESIGN	Madrid Protocol	Titan Pharmaceuticals, Inc.	IR1366454	06/16/2017

SCHEDULE 1-B TO GRANT OF SECURITY INTEREST

TRADEMARK APPLICATIONS

Trademark Application	Country	Owner	Application Number	Application Date
PROBUPHINE	Canada	Titan Pharmaceuticals, Inc.	1612370	02/01/2013
PROBUPHINE	European Union	Titan Pharmaceuticals, Inc.	017362781	10/18/2017
PROBUPHINE	Switzerland	Titan Pharmaceuticals, Inc.	629852017	10/17/2017
TITAN PHARMACEUTICALS	United States of America	Titan Pharmaceuticals, Inc.	87/457,505	05/19/2017
PRONEURA	United States of America	Titan Pharmaceuticals, Inc.	86/309,090	06/13/2014
PRONEURA	Canada	Titan Pharmaceuticals, Inc.	1494136	08/31/2010
BUPLANT	United States of America	Titan Pharmaceuticals, Inc.	87/009,766	04/21/2016
T & DESIGN	United States of America	Titan Pharmaceuticals, Inc.	87/278,810	12/22/2016

T & DESIGN	Canada	Titan Pharmaceuticals, Inc.	1843050	06/16/2017
T & DESIGN	European Union	Titan Pharmaceuticals, Inc.	IR1370158	06/16/2017
T & DESIGN	Japan	Titan Pharmaceuticals, Inc.	IR1370158	06/16/2017
T & DESIGN	Swtizerland	Titan Pharmaceuticals, Inc.	IR1370158	06/16/2017
TITAN PHARMACEUTICALS & DESIGN	United States of America	Titan Pharmaceuticals, Inc.	87/278,812	12/22/2016

TITAN PHARMACEUTICALS & DESIGN	Canada	Titan Pharmaceuticals, Inc.	1843052	06/16/2017
TITAN PHARMACEUTICALS & DESIGN	European Union	Titan Pharmaceuticals, Inc.	IR1366454	06/16/2017
TITAN PHARMACEUTICALS & DESIGN	Japan	Titan Pharmaceuticals, Inc.	IR1366454	06/16/2017
TITAN PHARMACEUTICALS & DESIGN	Switzerland	Titan Pharmaceuticals, Inc.	IR1366454	06/16/2017